EXHIBIT 32

                  Certification Pursuant to Section 906 of the
             Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of
            Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United Stated Code), each of the undersigned officers of TOP Group Holdings, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      The Quarterly Report on Form 10-QSB for the period ended June 30, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 13, 2004                  /s/ Yang Hengming
                                        ----------------------------------------
                                        Yang Hengming, President


Dated: August 13, 2004                  /s/ Lu Anli
                                        ----------------------------------------
                                        Lu Anli, Secretary and Treasurer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of a separate disclosure document.